UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2013

THE FRONTIER FUND

BALANCED SERIES;

FRONTIER DIVERSIFIED SERIES;

FRONTIER HERITAGE SERIES;

FRONTIER LONG/SHORT COMMODITY SERIES;

FRONTIER MASTERS SERIES;

FRONTIER SELECT SERIES;

WINTON SERIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2013, Wilmington Trust Company, the trustee of The Frontier Fund (the “Trust”), filed a Restated Certificate of Trust with the State of Delaware to change the Trust’s name from The Frontier Fund to Equinox Frontier Funds, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On December 9, 2013, Equinox Fund Management, LLC, the managing owner (the “Managing Owner”) of the Trust, amended and restated the Trust’s Amended and Restated Declaration of Trust and Trust Agreement dated as of April 21, 2009, and as amended as of June 29, 2009, to change the Trust’s name from The Frontier Fund to Equinox Frontier Funds and make conforming changes thereto. The Trust will be governed by the Second Amended and Restated Declaration of Trust and Trust Agreement (the “Second Restatement”), attached hereto as Exhibit 3.2 and is incorporated herein by reference. The Managing Owner amended the Amended and Restated Declaration of Trust and Trust Agreement, as amended (the “First Restatement”), in accordance with its authority under Section 11.1(b) of the First Restatement. Section 11.1(b) of the First Restatement permits the Managing Owner to make such amendments to the First Restatement as the Managing Owner deems advisable, provided that such amendments are not adverse to the interests of the limited owners of the Trust, are consistent with the Managing Owner’s management of the Trust pursuant to the Delaware Statutory Trust Act, do not affect the allocation of profits and losses among the limited owners or between the limited owners and the Managing Owner, and do not adversely affect the limitations on liability of the limited owners under the First Restatement or the status of each series of the Trust as a partnership for federal income tax purposes.

Item 8.01. Other Events.

Effective as of December 9, 2013, the Balanced Series of the Trust will become known as the Equinox Frontier Balanced Fund, the Frontier Diversified Series of the Trust will become known as the Equinox Frontier Diversified Fund, the Frontier Heritage Series will become known as Equinox Frontier Heritage Fund, the Frontier Long/Short Commodity Series will become known as the Equinox Frontier Long/Short Commodity Fund, the Frontier Masters Series will become known as the Equinox Frontier Masters Fund, the Frontier Select Series will become known as the Equinox Frontier Select Fund, and the Winton Series will become known as the Equinox Frontier Winton Fund.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

3.1	Restated Certificate of Trust of the Registrant.

3.2	Second Amended and Restated Declaration of Trust and Trust Agreement of the Registrant dated as of December 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Frontier Fund
(Registrant)

Date: December 11, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Balanced Series,
a Series of The Frontier Fund
(Registrant)

Date: December 11, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Balanced Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Series,
a Series of The Frontier Fund
(Registrant)

Date: December 11, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Diversified Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Heritage Series,
a Series of The Frontier Fund
(Registrant)

Date: December 11, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Heritage Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Long/Short Commodity Series,
a Series of The Frontier Fund
(Registrant)

Date: December 11, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Long/Short Commodity Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Series,
a Series of The Frontier Fund
(Registrant)

Date: December 11, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Masters Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Select Series,
a Series of The Frontier Fund
(Registrant)

Date: December 11, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Select Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton Series,
a Series of The Frontier Fund
(Registrant)

Date: December 11, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Winton Series, a Series of The Frontier Fund